UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2021

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: [  ]

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STXS	NYSE American

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 20, 2021, the Company held its Annual Meeting of Shareholders. A total of 74,080,479 shares of common stock were outstanding and entitled to vote, and the holders of Series A Convertible Preferred Stock were entitled to an aggregate of 14,680,243 votes on an as-converted basis. At the Annual Meeting, 75,022,803 shares were represented, constituting a 85% quorum. Shareholders were asked to consider and act upon the following:

(1)	The election of two directors as a Class II directors to serve until the Company’s 2024 annual meeting;

(2)	A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021;

(3)	A proposal to approve an amendment to the Stereotaxis, Inc. 2012 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by 4,000,000 shares; and
(4)	A proposal to approve the issuance of up to 13,000,000 shares under the 2021 CEO Performance Share Unit Award

Proposal 1, the election of directors, was determined by a plurality of votes cast. All of the Board’s nominees for director were elected to serve until the Company’s 2024 annual meeting consistent with the proposal, or until their respective successors are elected and qualified, by the votes set forth in the table below. Proposals 2, 3 and 4 each were determined by the vote of a majority of the outstanding shares entitled to vote and present in person or represented by proxy at the meeting, and each proposal passed by the votes set forth in the applicable table below.

(1)	Election of Directors:

Name of Nominee	Votes For	Votes Withheld	Votes Abstain	Broker Non-Votes
Robert J. Messey	58,868,888	8,016,837	0	8,137,078
David L. Fischel	65,192,861	1,692,864	0	8,137,078

(2)	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021:

Number of Votes For:	74,954,585
Number of Votes Against:	37,593
Number of Votes Abstain:	30,625

(3)	Proposal to approve an amendment to the Stereotaxis, Inc. 2012 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by 4,000,000 shares:

Number of Votes For:	64,782,261
Number of Votes Against:	2,059,210
Number of Votes Abstain:	44,254
Number of Broker Non-Votes:	8,137,078

(4a)	Proposal to approve the issuance of up to 13,000,000 shares under the 2021 CEO Performance Share Unit Award:

Number of Votes For:	53,578,951
Number of Votes Against:	13,258,777
Number of Votes Abstain:	47,997
Number of Broker Non-Votes:	8,137,078

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: May 20, 2021	By:	/s/ Kimberly R. Peery
	Name:	Kimberly R. Peery
	Title:	Chief Financial Officer